                                 AMENDMENT NO. 7
                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated December 19, 1995, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, Glenbrook Life and Annuity Company, an Illinois life insurance company and Allstate Life Financial Services, Inc., a Delaware corporation, is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                               FUNDS AVAILABLE UNDER THE SEPARATE
                                                            ACCOUNTS
SEPARATE ACCOUNTS UTILIZING THE FUNDS             SERIES I OR SERIES II SHARES
-------------------------------------          ----------------------------------
Glenbrook Life and Annuity Company      AIM V.I. Aggressive Growth Fund - Series I
Separate Account A *                    AIM V.I. Balanced Fund - Series I
                                        AIM V.I. Basic Value - Series I
                                        AIM V.I. Blue Chip Fund - Series I
                                        AIM V.I. Capital Appreciation Fund - Series I
                                        AIM V.I. Capital Development Fund - Series I
                                        AIM V.I. Core Equity Fund - Series I
                                        AIM V.I. Diversified Income Fund - Series I
                                        AIM V.I. Government Securities Fund - Series I
                                        AIM V.I. Growth Fund - Series I
                                        AIM V.I. High Yield Fund - Series I
                                        AIM V.I. International Growth Fund - Series I
                                        AIM V.I. Mid Cap Core Equity Fund - Series I
                                        AIM V.I. Money Market Fund - Series I
                                        AIM V.I. Premier Equity Fund - Series I
                                        INVESCO VIF - Utilities Fund - Series I
                                        INVESCO VIF - Technology Fund - Series I

Glenbrook Life and Annuity Company      AIM V.I. Aggressive Growth Fund - Series I
Separate Account A -*                   AIM V.I. Balanced Fund - Series I
                                        AIM V.I. Basic Value - Series I
                                        AIM V.I. Blue Chip Fund - Series I
                                        AIM V.I. Capital Appreciation Fund - Series I
                                        AIM V.I. Capital Development Fund - Series I
                                        AIM V.I. Core Equity Fund - Series I
                                        AIM V.I. Diversified Income Fund - Series I
                                        AIM V.I. Government Securities Fund - Series I
                                        AIM V.I. Growth Fund - Series I
                                        AIM V.I. High Yield Fund - Series I
                                        AIM V.I. International Growth Fund - Series I
                                        AIM V.I. Mid Cap Core Equity Fund - Series I
                                        AIM V.I. Money Market Fund - Series I
                                        AIM V.I. Premier Equity Fund - Series I
                                        INVESCO VIF - Utilities Fund - Series I
                                        INVESCO VIF - Technology Fund - Series I

Glenbrook Life and Annuity Company      AIM V.I. Aggressive Growth Fund - Series I
Separate Account A **                   AIM V.I. Balanced Fund - Series I
                                        AIM V.I. Basic Value - Series I
                                        AIM V.I. Blue Chip Fund - Series I
                                        AIM V.I. Capital Appreciation Fund - Series I
                                        AIM V.I. Capital Development Fund - Series I
                                        AIM V.I. Core Equity Fund - Series I
                                        AIM V.I. Diversified Income Fund - Series I
                                        AIM V.I. Government Securities Fund - Series I
                                        AIM V.I. Growth Fund - Series I
                                        AIM V.I. High Yield Fund - Series I
                                        AIM V.I. International Growth Fund - Series I
                                        AIM V.I. Mid Cap Core Equity Fund - Series I
                                        AIM V.I. Money Market Fund - Series I
                                        AIM V.I. Premier Equity Fund - Series I
                                        INVESCO VIF - Utilities Fund - Series I
                                        INVESCO VIF - Technology Fund - Series I

Glenbrook Life Multi-Manager            AIM V.I. Aggressive Growth Fund - Series I
Variable Account ***                    AIM V.I. Balanced Fund - Series I
                                        AIM V.I. Capital Appreciation Fund - Series I
                                        AIM V.I. Core Equity Fund - Series I
                                        AIM V.I. Diversified Income Fund - Series I
                                        AIM V.I. Government Securities Fund - Series I
                                        AIM V.I. Growth Fund - Series I
                                        AIM V.I. International Growth Fund - Series I
                                        AIM V.I. Premier Equity Fund - Series I

Glenbrook Life Multi-Manager            AIM V.I. Balanced Fund - Series I
Variable Account ****                   AIM V.I. Capital Appreciation Fund - Series I
                                        AIM V.I. Core Equity Fund - Series I
                                        AIM V.I. Diversified Income Fund - Series I
                                        AIM V.I. Government Securities Fund - Series I
                                        AIM V.I. Growth Fund - Series I
                                        AIM V.I. International Growth Fund - Series I
                                        AIM V.I. Premier Equity Fund - Series I

Glenbrook Life Multi-Manager            AIM V.I. Aggressive Growth Fund - Series I
Variable Account +/-                    AIM V.I. Balanced Fund - Series I
                                        AIM V.I. Capital Appreciation Fund - Series I
                                        AIM V.I. Core Equity Fund - Series I
                                        AIM V.I. Dent Demographic Trends Fund - Series I
                                        AIM V.I. Diversified Income Fund - Series I
                                        AIM V.I. Growth Fund - Series I
                                        AIM V.I. International Growth Fund - Series I
                                        AIM V.I. Premier Equity Fund - Series I

Glenbrook Life Multi-Manager            AIM V.I. Balanced Fund - Series I
Variable Account +/-+/-                 AIM V.I. Capital Appreciation Fund - Series I
                                        AIM V.I. Core Equity Fund - Series I
                                        AIM V.I. Growth Fund - Series I
                                        AIM V.I. High Yield Fund - Series I
                                        AIM V.I. Premier Equity Fund - Series I

Glenbrook Life Variable Life            AIM V.I. Aggressive Growth Fund - Series I
Separate Account B +/-+/-+/-            AIM V.I. Balanced Fund - Series I
                                        AIM V.I. Capital Appreciation Fund - Series I
                                        AIM V.I. Core Equity Fund - Series I
                                        AIM V.I. Dent Demographic Trends Fund - Series I
                                        AIM V.I. Diversified Income Fund - Series I
                                        AIM V.I. Government Securities Fund - Series I
                                        AIM V.I. Growth Fund - Series I
                                        AIM V.I. International Growth Fund - Series I
                                        AIM V.I. High Yield Fund - Series I
                                        AIM V.I. Premier Equity Fund - Series I

- The Contracts funded by the separate account are individual and group flexible premium deferred variable annuity contracts, known as the "AIM Lifetime Plus(SM) Variable Annuity" and the "AIM Lifetime Plus(SM) II Variable Annuity" and the AIM Lifetime Enhanced Choice Variable Annuity.

* The Contract funded by the separate account is a modified single premium variable life insurance contract known as the "AIM Lifetime America Sereis (Classic, Regal and Freedom)."

** The Contract funded by the separate account is a modified single premium variable life insurance contract known as the "AIM Lifetime Plus(SM) Variable Life" contract.

*** The Contract funded by the separate account is a modified single premium variable life insurance contract, known as the "Allstate Provider Variable Life" contract.

**** The Contract funded by the separate account is a flexible premium deferred variable annuity contract, known as the "Allstate Provider Variable Life" contract.

+/- The Contract funded by the separate account is a flexible premium deferred variable annuity contract, known as the "Allstate Provider Variable Annuity Series (Advantage, Extra, Ultra)."

+/-+/- The Contract funded by the separate account is a flexible premium deferred variable annuity contract, known as the "STI Classic Variable Annuity".

+/-+/-+/- The Contract funded by the separate account is a flexible premium variable universal life insurance contract, known as the "Glenbrook Contour."

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: May 1, 2004

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Jim A. Coppedge             By: /s/ Robert H. Graham
        -----------------------------       ------------------------------------
Name: Jim A. Coppedge                   Name: Robert H. Graham
Title: Assistant Secretary              Title: President

(SEAL)


                                        A I M DISTRIBUTORS, INC.


Attest: /s/ Jim A. Coppedge             By: /s/ Gene L. Needles
        -----------------------------       ------------------------------------
Name: Jim A. Coppedge                   Name: Gene L. Needles
Title: Assistant Secretary              Title: President

(SEAL)


                                        GLENBROOK LIFE AND ANNUITY COMPANY


Attest: /s/ Andy Plebanski              By: /s/ Timothy N. Vander Pas
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

(SEAL)


                                        ALLSTATE LIFE FINANCIAL SERVICES, INC.


Attest: /s/ Andy Plebanski              By: /s/ John R. Hunter
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

(SEAL)